Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2016
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 5. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

DIRECTV In July 2015, we completed our acquisition of DIRECTV, a leading provider of digital television entertainment services in both the United States and Latin America. For accounting purposes, the transaction was valued at $47,409. Our consolidated balance sheets include the assets and liabilities of DIRECTV, which have been measured at fair value.

The fair values of the assets acquired and liabilities assumed were determined using income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and are considered Level 3 under the Fair Value Measurement and Disclosure framework, other than long-term debt assumed in the acquisition (see Note 10). The income approach was primarily used to value the intangible assets, consisting primarily of acquired customer relationships, orbital slots and trade names. The income approach estimates fair value for an asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used primarily for plant, property and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired, and represents the future economic benefits that we expect to achieve as a result of acquisition. Purchased goodwill is not expected to be deductible for tax purposes. The goodwill was allocated to our Entertainment Group and International segments.

The following table summarizes the fair values of the DIRECTV assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date.

Assets acquired
Cash	$4,797
Accounts receivable	2,038
All other current assets	1,534
Property, plant and equipment (including satellites)	9,320
Intangible assets not subject to amortization
Orbital slots	11,946
Trade name	1,371
Intangible assets subject to amortization
Customer lists and relationships	19,508
Trade name	2,915
Other	445
Investments and other assets	2,375
Goodwill	34,619
Total assets acquired	90,868

Liabilities assumed
Current liabilities, excluding current portion of long-term debt	5,645
Long-term debt	20,585
Other noncurrent liabilities	16,875
Total liabilities assumed	43,105
Net assets acquired	47,763
Noncontrolling interest	(354)
Aggregate value of consideration paid	$47,409

For the 160-day period ended December 31, 2015, our consolidated statement of income included $14,561 of revenues and $(46) of operating income, which included $2,254 of intangible amortization, from DIRECTV and its affiliates. The following unaudited pro forma consolidated results of operations assume that the acquisition of DIRECTV was completed as of January 1, 2014.

	(Unaudited)
	Year Ended
	December 31,
	2015	2014
Total operating revenues	$165,694	$165,595
Net Income Attributable to AT&T	12,683	6,412

Basic Earnings Per Share Attributable to AT&T	$2.06	$1.04
Diluted Earnings Per Share Attributable to AT&T	$2.06	$1.04

Nextel Mexico In April 2015, we completed our acquisition of the subsidiaries of NII Holdings Inc., operating its wireless business in Mexico, for $1,875, including approximately $427 of net debt and other adjustments. The subsidiaries offered service under the name Nextel Mexico.

The purchase price allocation of assets acquired was: $376 in licenses, $1,167 in property, plant and equipment, $128 in customer lists and $193 of goodwill. The goodwill was allocated to our International segment.

GSF Telecom In January 2015, we acquired Mexican wireless company GSF Telecom Holdings, S.A.P.I. de C.V. (GSF Telecom) for $2,500, including net debt of approximately $700. GSF Telecom offered service under both the Iusacell and Unefon brand names in Mexico.

The purchase price allocation of assets acquired was: $735 in licenses, $658 in property, plant and equipment, $378 in customer lists, $26 in trade names and $956 of goodwill. The goodwill was allocated to our International segment.

AWS-3 Auction In January 2015, we submitted winning bids of $18,189 in the Advanced Wireless Service (AWS)-3 Auction (FCC Auction 97), a portion of which represented spectrum clearing and First Responder Network Authority funding. We provided the Federal Communications Commission (FCC) an initial down payment of $921 in October 2014 and paid the remaining $17,268 in the first quarter of 2015.

Spectrum Acquisitions and Swaps On occasion, we swap spectrum with other wireless providers to ensure we have efficient and contiguous coverage across our markets and service areas. During 2016, we swapped FCC licenses with a fair value of approximately $2,122 with other carriers and recorded a net gain of $714.

During 2015, we acquired $489 of wireless spectrum, not including the AWS auction. During 2014, we acquired $1,263 of wireless spectrum, not including Leap Wireless International, Inc. (Leap) discussed below.

Leap In March 2014, we acquired Leap, a provider of prepaid wireless service, for $15.00 per outstanding share of Leap’s common stock, or $1,248 (excluding Leap’s cash on hand), plus one nontransferable contingent value right (CVR) per share. The CVR entitled each Leap stockholder to a pro rata share of the net proceeds of the sale of the Chicago 700 MHz A-band FCC license held by Leap. In November 2016, we completed the sale of the Chicago 700 MHz A-band FCC license and proceeds will be distributed to the former Leap stockholders during the first quarter of 2017, as required by the agreement.

Pending Acquisition

Time Warner Inc. On October 22, 2016, we entered into and announced a merger agreement (Merger Agreement) to acquire Time Warner Inc. (Time Warner) in a 50% cash and 50% stock transaction for $107.50 per share of Time Warner common stock, or approximately $85,400 at the date of the announcement (Merger). Combined with Time Warner’s net debt at September 30, 2016, the total transaction value is approximately $108,700. Each share of Time Warner common stock will be exchanged for $53.75 per share in cash and a number of shares of AT&T common stock equal to the exchange ratio. If the average stock price (as defined in the Merger Agreement) at the time of closing the Merger is between (or equal to) $37.411 and $41.349 per share, the exchange ratio will be the quotient of $53.75 divided by the average stock price. If the average stock price is greater than $41.349, the exchange ratio will be 1.300. If the average stock price is less than $37.411, the exchange ratio will be 1.437. Post-transaction, Time Warner shareholders will own between 14.4% and 15.7% of AT&T shares on a fully-diluted basis based on the number of AT&T shares outstanding. The cash portion of the purchase price will be financed with new debt and cash (see Note 9).

Time Warner is a global leader in media and entertainment whose major businesses encompass an array some of the most respected and successful media brands. The deal combines Time Warner’s vast library of content and ability to create new premium content for audiences around the world, with our extensive customer relationships and distribution; one of the world’s largest pay-TV subscriber bases and leading scale in TV, mobile and broadband distribution.

The Merger Agreement was approved by Time Warner shareholders on February 15, 2017 and remains subject to review by the U.S. Department of Justice. While subject to change, we expect that Time Warner will not need to transfer any of its FCC licenses to AT&T in order to conduct its business operations after the closing of the transaction. It is also a condition to closing that necessary consents from certain public utility commissions and foreign governmental entities must be obtained. The transaction is expected to close before year-end 2017. If the Merger is terminated as a result of reaching the termination date (and at that time one or more of the conditions relating to certain regulatory approvals have not been satisfied) or there is a final, non-appealable order preventing the transaction relating to antitrust laws, communications laws, utilities laws or foreign regulatory laws, then under certain circumstances we would be obligated to pay Time Warner $500.

Dispositions

Connecticut Wireline In October 2014, we sold our incumbent local exchange operations in Connecticut for $2,018 and recorded a pre-tax gain of $76, which is included in “Other income (expense) – net,” in our consolidated statements of income. In conjunction with the sale, we allocated $743 of goodwill from our former Wireline reporting unit. Because the book value of the goodwill did not have a corresponding tax basis, the resulting net income impact of the sale was a loss of $360.

América Móvil In 2014, we sold our remaining equity method investment in América Móvil S.A. de C.V. (América Móvil) for approximately $5,885 and recorded a pre-tax gain of $1,330, which is included in “Other income (expense) – net,” in our consolidated statements of income.